Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Kevin Flanery
(502) 636-4859
kevin.flanery@kyderby.com

CHURCHILL DOWNS INCORPORATED, FLORIDA HORSEMEN’S

BENEVOLENT AND PROTECTIVE ASSOCIATION REACH

PURSE AND SLOTS AGREEMENTS AT CALDER RACE COURSE

Calder Race Course Racing Signal to Resume Out-of-State Broadcasts on July 10

LOUISVILLE, Ky. (July 7, 2008) – Officials of Churchill Downs Incorporated (“Company” or “CDI”) (NASDAQ: CHDN) and representatives of the Florida Horsemen’s Benevolent and Protective Association (“FHBPA”) have come to agreements on a 2008 purse contract at Calder Race Course and on a slots contract for when the track begins slots operations on a yet-to-be-determined date.

The agreements pave the way for Calder to resume distributing its signal to the simulcast network throughout the country, including off-track betting (“OTB”) facilities and racetracks, beginning with races on Thursday, July 10.

“As important as these agreements are for the Florida horsemen and Calder, they are most important for our loyal customers who have been inconvenienced by this issue,” said Kevin Flanery, senior vice president of Churchill Downs Incorporated, Calder’s parent company. “Today’s announcement means that our customers throughout the country will enjoy access to Calder’s races through their local racetrack or simulcast outlet effective Thursday, July 10. We hope that states who have blocked their signals from entering Florida will re-evaluate those decisions based on today’s announcement. This is a good day for everyone involved and an important step forward.”

CDI and the FHBPA will continue to work toward a resolution of the remaining outstanding issue, which concerns signal distribution to national account wagering platforms. “We are happy that our fans who wager through racetracks and OTBs will soon be able to enjoy the Calder product, and we are committed to working with the FHBPA to ensure that our customers will also have the opportunity to wager via TwinSpires.com and other online wagering platforms as soon as possible,” Flanery continued. “We appreciate the hard work put into these negotiations by the FHBPA on the slots and purses issues and look forward to productive discussions moving forward.”

Under the terms of the slot agreement, Florida horsemen are guaranteed $14.375 million for purses in the first three full years of the slots operation and 6.75 percent of slot revenue for the remainder of the ten-year term. Additional provisions provide for the horsemen to share in the upside should the Calder slot facility generate specified slot revenue minimums in the second and third full years of operations.

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com

Churchill Downs Incorporated, FHBPA Reach Purse and Slots Agreements at Calder

July 7, 2008

“Over the past few years, our company has invested millions in the various efforts to approve alternative gaming in Florida, including $3.1 million for the 2008 referendum alone,” said Flanery. “We will also invest tens of millions of dollars in the construction and operation of a slots facility at Calder. According to the terms announced today, we estimate at this time that horsemen will benefit from CDI’s investments to the tune of approximately $50 million, potentially, over the term of the agreement. This underscores our company’s commitment to the horse racing industry.”

CDI has also announced that it has agreed to dismiss without prejudice the lawsuit filed on April 24 against the FHBPA and its officers. The suit, filed in the United States District Court for the Western District of Kentucky, alleged violations under the Sherman Antitrust Act and will continue against the remaining parties, including the Thoroughbred Horsemen’s Group.

Churchill Downs Incorporated (“Churchill Downs”), headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. Churchill Downs’ four racetracks in Florida, Illinois, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington Million, Princess Rooney Handicap and Louisiana Derby. Churchill Downs racetracks have hosted seven Breeders’ Cup World Championships. Churchill Downs also owns off-track betting facilities and has interests in various advance-deposit wagering, television production, telecommunications and racing services companies, including a 50-percent interest in the national cable and satellite network HorseRacing TV™, that support the Company’s network of simulcasting and racing operations. Churchill Downs trades on the NASDAQ Global Select Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this news release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida and Louisiana racetracks within those respective markets; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com

Churchill Downs Incorporated, FHBPA Reach Purse and Slots Agreements at Calder

July 7, 2008

days; changes in Illinois law that impact revenues of racing operations in Illinois; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; our ability to execute on our temporary and permanent slot facilities in Louisiana; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters, including Hurricanes Katrina, Rita and Wilma on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; any business disruption associated with a natural disaster and/or its aftermath; our ability to integrate businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com